THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                         FORM 10-KSB - DECEMBER 31, 1996


                                    EXHIBITS


          4.   Exhibit 10.2   Assignment of Leases, Rents, and Profits to
                              First Union National Bank

                              This item begins on the following page.

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Prepared By & Return To:
Casey Cavanaugh, Esquire
LOWNDES, DROSDICK, DOSTER, KANTOR
& REED, P.A.
215 North Eola Drive
Orlando, Florida 32802


                    ASSIGNMENT OF LEASES, RENTS, AND PROFITS


         THIS ASSIGNMENT is executed and delivered on December 30, 1996 by THE PUBLISHING COMPANY OF NORTH AMERICA, INC., a Florida corporation, whose address is 186 North Industrial Park Blvd., Lake Helen, Florida 32744 (hereinafter referred to as "Borrower"), to and in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, organized and existing under the laws of the United States of America, whose address is 800 North Magnolia Avenue, Orlando, Florida 32803, (hereinafter referred to as the "Lender");

                              W I T N E S S E T H:

         WHEREAS, Borrower is the present owner in fee simple of certain real property (hereinafter referred to as the "Mortgaged Property") located in Volusia County, Florida, more particularly described as follows:

SEE EXHIBIT "A" ATTACHED HERETO

and

         WHEREAS, Lender is the owner and holder of a first mortgage (hereinafter referred to as the "Mortgage") encumbering the Mortgaged Property, which Mortgage secures the payment of a REAL ESTATE BALLOON PROMISSORY NOTE (hereinafter referred to as the "Note") of even date herewith in the amount of EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($800,000.00) made by Borrower to and in favor of Lender; and

         WHEREAS, Lender, as a condition to making the aforesaid mortgage loan and to obtain additional security therefor, has required the execution of this assignment of the leases, rents, income and profits of the Mortgaged Property by Borrower.

         NOW THEREFORE, in order further to secure the payment of the indebtedness of Borrower to Lender, and in consideration of the loan represented by the Mortgage and the Note secured thereby, and in further consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) in hand paid by Lender to Borrower, the receipt and sufficiency of which is hereby acknowledged, Borrower does hereby sell, assign, transfer and set over unto Lender all of the leases, rents, issues, profits, and income of, from or pertaining to the Mortgaged Property. This Assignment shall include any and all leases or rental agreements that may now be in effect, as well as any future or additional leases or rental agreements, and any renewals or extensions of such leases or rental agreements, that may be entered into by Borrower for

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the lease or rental of the Mortgaged Property, or any part thereof, and Borrower hereby agrees to execute and deliver such other and further assignments of said leases or rental agreements as Lender may from time to time require.

         PROVIDED ALWAYS, however, that if the Borrower shall pay unto the Lender the indebtedness evidenced and represented by the Note, and if the Borrower shall duly, promptly and fully perform, discharge, execute, effect, complete and comply with and abide by each and every one of the stipulations, agreements, conditions and covenants of the Note, the Mortgage and all other documents and instruments executed as further evidence of or as security for indebtedness secured hereby, then this Assignment and the estates and interests hereby granted and created shall cease, terminate and be null and void.

1.       In furtherance of the foregoing Assignment, Borrower:

         a. Represents and warrants that it is the owner in fee simple of the Mortgaged Property and has good title to the leases, rents, income, issues and property hereby assigned and good right to assign the same, and that no other person, firm, or corporation has any right, title, or interest therein; that it has not previously sold, assigned, transferred, mortgaged, or pledged said rents, issues, profits, income, and leases of the Mortgaged Property; and that payment of any of the same has not otherwise been anticipated, waived, released, discounted, set off or otherwise discharged or compromised.

         b. Agrees and warrants that the terms of any and all leases will not be amended, altered, modified, or changed, in any manner whatsoever, nor will they be surrendered or cancelled, nor will any proceedings for dispossession or eviction of any lessee be instituted by Borrower without the prior written consent of Lender.

         c. Agrees and warrants that no request will be made of any lessee to pay any rent, and no rent will be accepted, in advance of the dates upon which such rent becomes due and payable under the terms of any and all leases, it being agreed between Borrower and Lender that rent shall be paid as provided in said leases and not otherwise.

         d. Authorizes Lender, by its employees or agents, at its option, after the occurrence of a default under the Note or any other document securing same or executed in connection therewith, to enter upon the Mortgaged Property and to collect, in the name of Borrower, as its lawful attorney, or in its own name as assignee, any rents or other income or profits accrued but unpaid and/or in arrears at the date of such default, as well as the rents, income or profits thereafter accruing and becoming payable during the period of the continuance of the said default or any other default; and to this end, Borrower further agrees that it will facilitate, in all reasonable ways, Lender's collection of said rents, income or profits and will, upon request by Lender, execute a written notice to each tenant, occupant, or licensee, directing said tenant, occupant, or licensee to pay directly to Lender all income, rents and profits; provided, however, that Lender may notify said tenant, occupant or licensee of the effectiveness of this Assignment without giving notice to Borrower or requesting Borrower to give such notice or join in such notice.

         e. Authorizes Lender, upon such entry, at its option, to take over and assume the

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management, operation and maintenance of the Mortgaged Property and to perform all acts necessary and proper and to expend such sums out of the income of the Mortgaged Property as may be needful in connection therewith, in the same manner and to the same extent as Borrower theretofore might do. Borrower hereby releases all claims against Lender arising out of such management, operation and maintenance, excepting the liability of Lender to account as hereinafter set forth.

         f. Agrees to execute, upon the request of the Lender, any and all instruments requested by the Lender to carry these presents into effect or to accomplish any other purpose deemed by the Lender to be necessary or appropriate in connection with these presents.

         g. Agrees and acknowledges that this Assignment shall in no way operate to prevent Lender from pursuing any remedy which it now or hereafter may have because of any breach of the terms and conditions of the aforesaid Note, Mortgage, or any document or instrument incorporated therein or executed in conjunction therewith, or the extension thereof.

2. The Lender shall, after payment of all proper charges and expenses, including reasonable compensation to any Managing Agent as it shall select and employ, and after the accumulation of a reserve to meet taxes, assessments, water rents, and fire and liability insurance in requisite amounts, credit the net amount of income received by it from the Mortgaged Property, by virtue of this Assignment, to any amounts due and owing to it by Borrower under the terms of the Mortgage and the Note, but the manner of the application of such net income and what items shall be credited shall be determined in the sole discretion of Lender. Lender shall make a reasonable effort to collect rents, income and profits reserving, however, within its own discretion, the right to determine the method of collection and the extent to which enforcement of collection of delinquent rents, income and profits shall be prosecuted.

3. In the event, however, that Borrower shall, with the consent of Lender, reinstate the mortgage loan completely in good standing, having complied with all the terms, covenants and conditions of the Mortgage and the Note, then, the Lender, within one (1) month after demand in writing, shall redeliver possession of the Mortgaged Property to Borrower, who shall remain in possession unless and until another default occurs, at which time Lender may, at its option, again take possession of the Mortgaged Property under authority of this instrument.

4. This Assignment shall remain in full force and effect as long as the mortgage debt to Lender remains unpaid in whole or in part.

5. The provisions of this instrument shall be binding upon Borrower and its successors and assigns, and upon Lender and its successors and assigns. The creation of rights and powers under this Assignment in favor of, or available to, Lender shall, in no way whatsoever, be construed to impose concomitant duties or obligations of Lender in favor of the Borrower or Borrower's tenants except as expressly set forth herein.

6. It is understood and agreed that a complete release or satisfaction of the aforesaid Mortgage shall operate as a complete release or satisfaction of all Lender's rights and interest hereunder, and that satisfaction of said Mortgage shall operate to satisfy this Assignment.

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         IN WITNESS WHEREOF, Borrower has caused this Assignment to be executed on the day and year first above written.

Signed, sealed and delivered
in the presence of:                      THE PUBLISHING COMPANY OF NORTH
                                         AMERICA,  INC.,  a Florida corporation


/s/ Casey Cavanaugh                      By:  /s/ Peter S. Balise
---------------------------              -----------------------------
Name: Casey Cavanaugh                    PETER S. BALISE, President

/s/ Bonnie B. Coller
---------------------------
Name:  Bonnie B. Coller                                              "BORROWER"

Borrower's Address:  186 North Industrial Park Blvd., Lake Helen, Florida 32744

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STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me on December 30, 1996 by PETER S. BALISE as President of THE PUBLISHING COMPANY OF NORTH AMERICA, INC., a Florida corporation, on behalf of the corporation. He is personally known to me or produced _____________________________________ as identification and did not take an oath.

                                           /s/ Casey Cavanaugh
                                           -------------------------------
                                           NOTARY SIGNATURE

                                           Casey M. Cavanaugh
                                           -------------------------------
                                           PRINTED NOTARY SIGNATURE
                                           NOTARY PUBLIC, STATE OF FLORIDA
                                           Commission Number:  CC480064
                                           My Commission Expires:  July 12, 1999

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